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                                                                    Exhibit 99.1

 CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of ServiceWare Technologies, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kent Heyman, President and Chief Executive Officer, and Richard Liebman, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ KENT HEYMAN
                                      ------------------------------------------
                                      Kent Heyman, President and Chief
                                      Executive Officer


                                      /s/ RICHARD LIEBMAN
                                      ------------------------------------------
                                      Richard Liebman, Chief Financial Officer
                                      November 13, 2002



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